Exhibit 10.1

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Subject to FRE 408 and its equivalents

SECOND AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This SECOND AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Second Amendment”) is entered into as of March 27, 2020, among Dean Foods Company, a Delaware corporation and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (the “Borrower”), Coöperatieve Rabobank U.A., New York Branch, as administrative agent (the “Administrative Agent”) and the Lenders and Voting Participants party hereto (collectively (including any Voting Participant that provides the confirmation set forth in Section II hereof and consents to the amendments contained herein indirectly through consent of the Lender that participated its Loans and/or Commitments to such Voting Participant), the “Consenting Lenders and Consenting Voting Participants”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of November 14, 2019 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Second Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to make certain amendments and other modifications set forth below, and the Administrative Agent and the Consenting Lenders and Consenting Voting Participants have agreed to such amendments and other modifications;

WHEREAS, on February 13, 2020, the Debtors filed that certain Motion of Debtors for Entry of Orders (I)(a) Approving Bidding Procedures for Sale of Debtors’ Assets, (b) Approving the Designation of Dairy Farmers of America, Inc. as the Stalking Horse Bidder for Substantially All of Debtors’ Assets, (c) Authorizing and Approving Entry into the Stalking Horse Asset Purchase Agreement, (d) Approving Bid Protections, (e) Scheduling Auction for, and Hearing to Approve, Sale of Debtors’ Assets, (f) Approving Form and Manner of Notices of Sale, Auction, and Sale Hearing, (g) Approving Assumption and Assignment procedures, and (h) Granting Related Relief and (II)(a) Approving Sale of Debtors’ Assets Free and Clear of Liens, Claims, Interests, and Encumbrances, (b) Authorizing Assumption and Assignment of Executory Contracts and Unexpired leases, and (c) Granting related relief [Docket No. 925], the filing of which was authorized by the Administrative Agent for the purposes of Section 7.01(p)(iv) of the Credit Agreement (such motion, the “Filed Sale Motion”); and

WHEREAS, on March 19, 2020, the Debtors filed an order with the Bankruptcy Court in the form of Exhibit A attached hereto amending the bidding procedures set forth in the Filed Sale Motion (such order, the “Amended Bid Procedures Order”), the filing of which was authorized by the Administrative Agent for the purposes of Section 7.01(p)(iv) of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section I. Rules of Construction. The interpretive matters specified in Section 1.03 of the Credit Agreement shall apply to this Second Amendment, including the terms defined in the preamble and recitals hereto.

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Section II. Confirmation regarding Credit Agreement References to “Sale Motion”. Upon the satisfaction of the conditions set forth in Section V of this Second Amendment, each of the Consenting Lenders and Consenting Voting Participants hereby confirms that each reference to the term “Sale Motion” in the Credit Agreement (including Section 5.14 of the Credit Agreement) shall mean the Filed Sale Motion and the Amended Bid Procedures Order for all purposes thereunder, provided that all rights of the Administrative Agent and each of the Lenders with respect to the form and substance of the underlying sales contemplated therein are hereby reserved in their entirety.

Section III. Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

A.                 Sections 5.14(f) and 5.14(g) of the Credit Agreement are hereby amended and restated in their entirety as follows:

“(f) if a Sale Process is elected, on or before March 27, 2020, the Bankruptcy Court shall have entered an order approving the Sale Motion; provided, that the Debtors may elect to switch from a Sale Process to a Plan Process on or before April 3, 2020, subject to their filing, on or before April 3, 2020, an Acceptable Plan and related disclosure statement (in each case, in form and substance acceptable to the Required Lenders) with respect to such Plan Process;

(g) if a Sale Process is elected and not switched to a Plan Process in accordance with the milestone set forth in section 5.14(f) above then, on or before April 10, 2020, the Bankruptcy Court shall have entered an order approving each sale contemplated by any relevant Sale Process (other than sales with respect to a minority of Bid Assets (as defined in the Amended Bid Procedures Order) where the Debtors believe, in consultation with the Consultation Parties (as defined in the Amended Bid Procedures Order), that extending the sale process with respect to such Bid Assets would be reasonably likely to maximize value for the benefit of the Debtors’ estates, in accordance with paragraph 7 of the Amended Bid Procedures Order) following completion of the process contemplated by the bid procedures described in the Sale Motion;”

B.                  Section 1.01 of the Credit Agreement is amended by adding the following defined term in the proper alphabetical order:

““Amended Bid Procedures Order” has the meaning assigned to such term in that certain Second Amendment to Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of March 27, 2020, among the Borrower, the Lenders and Voting Participants party thereto and the Administrative Agent.”

Section IV. Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to provide the confirmation set forth in Section II hereof and consent to the amendments and modifications to the Credit Agreement set forth herein, the Borrower represents and warrants that:

A.                 On and as of the Second Amendment Effective Date, (a) immediately before and after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing and (b) each representation and warranty of the Loan Parties and their respective Restricted Subsidiaries contained in the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the Second Amendment Effective Date (provided that to the extent any such representation or warranty expressly relates to an earlier date, such representation or warranty shall instead be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such earlier date).

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B.                  Organization; Powers. Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and, subject to the terms of the Final Order, has all requisite power and authority to carry on its business as now conducted, execute, deliver and perform its obligations under this Second Amendment and the other instruments, agreements and documents to which it is a party and executed and delivered in connection herewith and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

C.                  Authorization; Enforceability. Subject to the terms of the Final Order, the execution, delivery and performance of this Second Amendment and the other instruments, agreements and documents to which it is a party and executed and delivered in connection herewith are within each Loan Party’s corporate, limited liability company or partnership powers, will not contravene the terms of any Loan Party’s Organization Documents and have been duly authorized by all necessary corporate and, if required, stockholder, shareholder, member and/or partner action. Subject to the terms of the Final Order, this Second Amendment and the other instruments, agreements and documents to which it is a party and executed and delivered in connection herewith have been duly executed and delivered by the Borrower and each other Loan Party that is a party hereto and constitute a legal, valid and binding obligation of the Borrower and each other Loan Party, as applicable, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

D.                 Governmental Approvals; No Conflicts. Subject to the terms of the Final Order, the execution, delivery and performance of this Second Amendment and the other instruments, agreements and documents to which it is a party and executed and delivered in connection herewith (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for the filing on or about the Second Amendment Effective Date of one or more current reports on Form 8-K with respect to this Second Amendment, (b) will not violate any material Law applicable to the Borrower or any of its Restricted Subsidiaries, (c) except as could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or its assets (except those as to which waivers or consents have been obtained), and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

Section V. Effectiveness. This Second Amendment shall become effective on the first date (the “Second Amendment Effective Date”) on which the Borrower, the Administrative Agent and the Consenting Lenders and Consenting Voting Participants constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered by way of “.pdf” via email transmission the same to the Administrative Agent, and when each of the following conditions are satisfied:

A.                 Representations and Warranties. All representations and warranties contained herein shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the Second Amendment Effective Date (both immediately before and after giving effect to the Second Amendment) (provided that to the extent any such representation or warranty expressly relates to an expressly relates to an earlier date, such representation or warranty shall instead b true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) and of such earlier date) (and by its execution hereof, the Borrower shall be deemed to have represented and warranted such).

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B.                  No Default or Event of Default. At the time of, and immediately before and after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing (and by its execution hereof, the Borrower shall be deemed to have represented and warranted such).

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date upon the occurrence thereof, and such notice and the effectiveness of this Second Amendment, the consents provided herein and the Amended Credit Agreement shall be conclusive and binding upon all of the Lenders and all of the other parties to the Loan Documents and each of their successors and assigns; provided that, failure to give any such notice shall not affect the effectiveness, validity or enforceability of this Amendment, such consents and the Amended Credit Agreement.

Section VI. Confirmation of Guarantees and Security Interest. By signing this Second Amendment, the Borrower, on behalf of each Loan Party, hereby consents to the terms of this Second Amendment and confirms that (x) the Obligations of the Loan Parties under the Credit Agreement, as modified or supplemented hereby, the Security Agreement, the other Collateral Documents and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Security Agreement, the other Collateral Documents and the other Loan Documents and (ii) constitute “Obligations” for purposes of the Credit Agreement, the Security Agreement, the other Collateral Documents and all other Loan Documents and (y) after giving effect to the terms hereof, the Credit Agreement (as amended hereby), the Security Agreement, each other Collateral Document and each other Loan Document are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the terms of this Second Amendment shall not affect in any way its obligations and liabilities under any Loan Document (including, without limitation, the guaranty and any grant of security interests and pledges pursuant to the Credit Agreement, the Security Agreement and other Collateral Document or any other Loan Document) to which it is a party (as such Loan Documents are amended or otherwise expressly modified by this Second Amendment). The Borrower hereby ratifies and confirms on behalf of each Loan Party that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Collateral Document or any other Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations.

Section VII. Reference To and Effect Upon the Loan Documents.

A.                 From and after the Second Amendment Effective Date, (i) the term “Agreement,” in the Amended Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby and after giving effect to all consents set forth herein, and (ii) this Second Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

B.                  This Second Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of, or consent to modifications of or deviations from, any other provision of the Credit Agreement, any Collateral Document or any other Loan Document or a novation of existing obligations and liabilities under the Loan Documents (including, for the avoidance of doubt, other rights in respect of the Sale Motion, the Sale Process and the underlying sales contemplated therein as set forth in the Loan Documents). The Credit Agreement, as specifically amended by this Second Amendment (after giving effect to all consents set forth herein), and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

C.                  The parties hereto agree that, notwithstanding anything to the contrary set forth in Section 9.23 of the Credit Agreement or the Amended Credit Agreement (as applicable) or any corresponding provision of any other Loan Document, to the extent that Section 5.14 of the Amended Credit Agreement is inconsistent with the Orders as in effect immediately prior to the occurrence of the Second Amendment Effective Date, Section 5.14 of the Amended Credit Agreement shall control.

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Section VIII. Release; Covenant not to Sue. In consideration of this Second Amendment and the agreements and waivers of the Administrative Agent and the Consenting Lenders and Consenting Voting Participants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, on behalf of itself and each of its Restricted Subsidiaries, and each of their respective successors and assigns (collectively, as the “Releasing Parties” and each, individually, as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and each of the Consenting Lenders and Consenting Voting Participants and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, each Consenting Lender and Consenting Voting Participant and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever of every name and nature now known or unknown, suspected or unsuspected, both at law and in equity, which any Releasing Party may hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever, for or on account of, or in relation to, or in any way in connection with the Second Amendment or the transactions hereunder, in each case which has arisen at any time on or prior to the Second Amendment Effective Date; provided that for the avoidance of doubt, nothing in this Section VIII shall affect continuing obligations of the Releasees under this Second Amendment, the Amended Credit Agreement and the other Loan Documents

The Borrower confirms, on behalf of itself and each other Releasing Party, that it and they (i) understand, acknowledge and agree that the releases set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release and (ii) agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

The Borrower, on behalf of itself and each other Releasing Party, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to this Section VIII.

Section IX. Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and out of pocket expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and any other instruments and documents executed and delivered in connection herewith. The Borrower hereby reaffirms in all respects its obligations set forth in Section 9.03 of the Credit Agreement and the Amended Credit Agreement and any corresponding provision contained in any Loan Documents, in each case, in accordance with the terms thereof.

Section X. Counterparts, Etc. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or other electronic transmission a signature page of this Second Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose. A complete set of counterparts of this Second Amendment shall be lodged with the Borrower and the Administrative Agent.

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Section XI. Governing Law. This Second Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Second Amendment and the transactions contemplated hereby shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York and, to the extent applicable, the Bankruptcy Code.

Section XII. Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

[Signature Pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

BORROWER:	DEAN FOODS COMPANY,
as the Borrower

	By:	/s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General
Counsel and Corporate Secretary

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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ADMINISTRATIVE AGENT:	COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, an Administrative Agent

	By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Manager Director

	By:	/s/ Stephanie La Barbara
Name: Stephanie La Barbara
Title: VP

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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LENDERS:	COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

	By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Manager Director

	By:	/s/ Stephanie La Barbara
Name: Stephanie La Barbara
Title: VP

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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ACF FinCo I LLP, as a Lender

By:	/s/ Oleh Szczupak
Name: Oleh Szczupak
Title: Authorized Signor

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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ING CAPITAL LLC, as a Lender

By:	/s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

By:	/s/ Gonzalo Sanchez
Name: Gonzalo Sanchez
Title: Director

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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BMO Harris Bank N.A., as a Lender

By:	/s/ Sarah Yates
Name: Sarah Yates
Title: Managing Director

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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CTI Northbridge Credit, as a Lender

By:	/s/ Barbara J. Coffin
Name: Barbara J. Coffin
Title: Authorized Signatory

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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COBANK, ACB, as a Lender

By:	/s/ Wayne P. Graffis
Name: Wayne P. Graffis
Title: Vice President

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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American AgCredit, FLCA, as a Voting Participant

By:	/s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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Farm Credit Mid-America, PCA as a Voting Participant

By:	/s/ Patrick Sauer
Name: Patrick Sauer
Title: President Food & Agribusiness

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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Compeer Financial, FLCA, as a Voting Participant

By:	/s/ Kevin Buente
Name: Kevin Buente
Title: Principal Credit Officer

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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YOSEMITE LAND BANK, FLCA, as a Voting Participant

By:	/s/ Steven M. Mizuno
Name: Steven M. Mizuno
Title: SVP

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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Farm Credit Bank of Texas, as a Voting Participant

By:	/s/ Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director Capital Markets

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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Northwest Farm Credit Services, FLCA, as a Voting Participant

By:	/s/ Jeremy VanderVegt
Name: Jeremy VanderVegt
Title: Vice President

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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GreenStone Farm Credit Services, FLCA, as a Voting Participant

By:	/s/ Kyle Hernandez
Name: Kyle Hernandez
Title: Lending Officer

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

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AgCountry Farm Credit Services, FLCA, as a Voting Participant

By:	/s/ Warren Shoen
Name: Warren Shoen
Title: Senior Vice President

Signature Page to Second Amendment to Dean Foods DIP Credit Agreement

EXHIBIT A

Amended Bid Procedures Order

(See Attached)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

_________________________________________
In re: SouthERN FOODS GROUPS, LLC, et al., Debtors.[1]	) ) ) ) ) ) )	Chapter 11 Case No. 19-36313 (DRJ) Jointly Administered
_________________________________________ )

ORDER (I) APPROVING BIDDING PROCEDURES FOR SALE OF DEBTORS’ ASSETS, (II) SCHEDULING HEARING TO APPROVE SALE OF DEBTORS’ ASSETS, (III) APPROVING FORM AND MANNER OF NOTICES OF SALE AND SALE HEARING, (IV) APPROVING ASSUMPTION AND ASSIGNMENT PROCEDURES, AND (V) GRANTING RELATED RELIEF

[Relates to Dkt. No. 925]

______________________________________________________________________________

Upon the motion (the “Motion”)2 of Southern Foods Group, LLC, Dean Foods Company, and their debtor affiliates (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”) for entry of an order, pursuant to sections 105(a), 363, 365, 503, and 507 of the Bankruptcy Code, Bankruptcy Rules 2002, 6004, 6006, 9007, and 9014, (I)(a) approving Bidding Procedures for the sale of the Debtors’ assets, (b) scheduling a hearing to approve the sale of the Debtors’ assets, (c) approving the Noticing Procedures, (d) approving the Assumption and Assignment Procedures, and (e) granting related relief, and (II)(a) approving the sale of the Debtors’ assets free and clear of liens, claims, interests, and encumbrances, (b) authorizing the assumption and assignment of certain Contracts and Leases, and (c) granting related relief, in each case, as more fully described in the Motion; and the Court having jurisdiction to consider the matters raised in the Motion pursuant to 28 U.S.C. § 1334 and the Order of Reference to Bankruptcy Judges, General Order 2012-6 (S.D. Tex. May 24, 2012) (Hinojosa, C.J.); and the Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157; and the Court having found that it may enter a final order consistent with Article III of the United States Constitution; and the Court having found that venue of this proceeding and the Motion in this District is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and due, proper, and adequate notice of the Motion under Bankruptcy Rule 6004(a) and opportunity for a hearing on the Motion having been given to the parties listed therein, and it appearing that no other or further notice need be provided; and the Court having reviewed and considered the Motion and the Magro Declaration; and the Court having held a hearing on the Motion, as it pertains to the Bidding Procedures (the “Bidding Procedures Hearing”); and the Court having determined that the relief granted herein is in the best interests of the Debtors, their creditors, their estates, and all other parties in interest; and upon all of the proceedings had before the Court; and after due deliberation and sufficient cause appearing therefor,

[1]	The debtors and debtors in possession in these chapter 11 cases, along with the last four digits of their respective Employer Identification Numbers, are as follows: Southern Foods Group, LLC (1364); Dean Foods Company (9681); Alta-Dena Certified Dairy, LLC (1347); Berkeley Farms, LLC (8965); Cascade Equity Realty, LLC (3940); Country Fresh, LLC (6303); Dairy Information Systems Holdings, LLC (9144); Dairy Information Systems, LLC (0009); Dean Dairy Holdings, LLC (9188); Dean East II, LLC (9192); Dean East, LLC (8751); Dean Foods North Central, LLC (7858); Dean Foods of Wisconsin, LLC (2504); Dean Holding Company (8390); Dean Intellectual Property Services II, Inc. (3512); Dean International Holding Company (9785); Dean Management, LLC (7782); Dean Puerto Rico Holdings, LLC (6832); Dean Services, LLC (2168); Dean Transportation, Inc. (8896); Dean West II, LLC (9190); Dean West, LLC (8753); DFC Aviation Services, LLC (1600); DFC Energy Partners, LLC (3889); DFC Ventures, LLC (4213); DGI Ventures, Inc. (6766); DIPS Limited Partner II (7167); Franklin Holdings, Inc. (8114); Fresh Dairy Delivery, LLC (2314); Friendly’s Ice Cream Holdings Corp. (7609); Friendly’s Manufacturing and Retail, LLC (9828); Garelick Farms, LLC (3221); Mayfield Dairy Farms, LLC (3008); Midwest Ice Cream Company, LLC (0130); Model Dairy, LLC (7981); Reiter Dairy, LLC (3675); Sampson Ventures, LLC (7714); Shenandoah’s Pride, LLC (2858); Steve’s Ice Cream, LLC (6807); Suiza Dairy Group, LLC (2039); Tuscan/Lehigh Dairies, Inc. (6774); Uncle Matt’s Organic, Inc. (0079); and Verifine Dairy Products of Sheboygan, LLC (7200). The debtors’ mailing address is 2711 North Haskell Avenue, Suite 3400, Dallas, TX 75204.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bidding Procedures (as defined herein) or the Motion, as applicable.

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IT IS HEREBY FOUND AND DETERMINED THAT:

A.                 The findings and conclusions set forth herein constitute the Court’s findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent that any of the following findings of fact constitute conclusions of law, and to the extent that any of the following conclusions of law constitute findings of fact, they are adopted as such.

B.                  The Debtors’ proposed notice of the Motion, the Bidding Procedures, the Assumption and Assignment Procedures, the Noticing Procedures, the Bidding Procedures Hearing, and the proposed entry of the Bidding Procedures Order is (i) appropriate and reasonably calculated to provide all interested parties with timely and proper notice, (ii) in compliance with all applicable requirements of the Bankruptcy Code, the Bankruptcy Rules, and the Local Rules, and (iii) adequate and sufficient under the circumstances of the Chapter 11 Cases, and no other or further notice is required. A reasonable opportunity to object or be heard regarding the relief requested in the Motion, as it pertains to the Bidding Procedures, has been afforded to all interested persons and entities, including, but not limited to, the Notice Parties.

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C.                  The Bidding Procedures in the form attached hereto are fair, reasonable, and appropriate, are designed to maximize recoveries from a sale of the Bid Assets, and permit the Debtors to comply with their obligations under the DIP Credit Agreement and DIP Order (as each is defined in the Motion).

D.                 The Debtors have demonstrated a compelling and sound business justification for the Court to enter this Order and, thereby, (i) approve the Bidding Procedures, (ii) set the dates of the Bid Deadline, Sale Hearing, and other deadlines set forth in the Bidding Procedures attached hereto, (iii) approve the Noticing Procedures and the forms of notice, and (iv) approve the Assumption and Assignment Procedures and the forms of relevant notice; provided that this finding shall not prohibit parties in interest from seeking further extensions of the Bid Deadline, Sale Hearing, and other deadlines set forth in the Bidding Procedures for cause shown pursuant to Paragraph 3 of this Order. Such compelling and sound business justification, which was set forth on the record at the Bidding Procedures Hearing, is incorporated herein by reference and, among other things, forms the basis for the findings of fact and conclusions of law set forth herein.

E.                  Entry of this Order is in the best interests of the Debtors and their estates, creditors, interest holders, and all other parties in interest herein.

F.                  The form and manner of notice to be delivered pursuant to the Noticing Procedures and the Assumption and Assignment Procedures (including the Sale Notice attached hereto, the Potential Assumption and Assignment Notice attached hereto, and the Proposed Assumption and Assignment Notice attached hereto) are reasonably calculated to provide each Counterparty to the Potential Assumed Contracts and the Proposed Assumed Contracts with proper notice of (i) the potential assumption and assignment of such Potential Assumed Contracts and Proposed Assumed Contracts by the Successful Bidder(s) or any of their known proposed assignees (if different from the Successful Bidder) and (ii) the requirement that each such Counterparty assert any objection to the proposed Cure Costs by the Cure Objection Deadline or otherwise be barred from asserting claims arising from events occurring prior to the effective date of the assumption and assignment of such Proposed Assumed Contracts or any later applicable effective date following assumption and assignment of such Proposed Assumed Contracts.

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Subject to FRE 408 and its equivalents

ORDERED, ADJUDGED, AND DECREED THAT:

1.                   The Bidding Procedures, in the form attached hereto, are approved and fully incorporated into this Order and the Debtors are authorized, but not directed, to act in accordance therewith. The failure to specifically include a reference to any particular provision of the Bidding Procedures in this Order shall not diminish or impair the effectiveness of such provision. In the event of any conflict between the Bidding Procedures and this Order, this Order shall control.

2.                   Nothing herein shall prejudice the rights of the Debtors to seek by separate motion, in the exercise of their sound business judgment and fiduciary duties, in consultation with the Consultation Parties, the authority to sell assets of the Debtors’ estates pursuant to section 363 of the Bankruptcy Code.

3.                   Bid Deadline. As further described in the Bidding Procedures, the Bid Deadline shall be at 12:00 p.m. (prevailing Central Time) on March 30, 2020; provided, however, that the Court may extend the Bid Deadline upon request by a party in interest and for cause shown, and all parties’ rights are reserved in connection with any such request.

4.                   The form of Sale Notice attached hereto is hereby approved.

5.                   As soon as reasonably practicable after entry of this Order, the Debtors shall serve the Sale Notice by first class or overnight mail upon the following: (a) the U.S. Trustee; (b) Akin Gump Strauss Hauer & Feld LLP, as counsel to the Committee; (c) White & Case LLP, as counsel to the Agents; (d) indenture trustee under the Debtors’ prepetition unsecured bond indenture; (e) Counterparties to Contracts and Leases; (f) the Securities and Exchange Commission; (g) the Internal Revenue Service; (h) the U.S. Environmental Protection Agency; (i) the United States Attorney’s Office for the Southern District of Texas; (j) the United States Attorney General/Antitrust Division of the Department of Justice; (k) the state attorneys general for states in which the Debtors conduct business; (l) all other parties asserting a security interest in the assets of the Debtors to the extent reasonably known to the Debtors; (m) all potential buyers previously identified or solicited by the Debtors or their advisors and any additional parties who have previously expressed an interest to the Debtors or their advisors in potentially acquiring the Debtors’ assets; (n) all other known parties with any interest in the Bid Assets; (o) all known creditors of the Debtors; and (p) any party that has requested notice pursuant to Bankruptcy Rule 2002 (collectively, the “Sale Notice Parties”). The Debtors will publish the Sale Notice once in USA Today national edition within three business days following entry of the Bidding Procedures Order.

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6.                   Service of the Sale Notice on the Sale Notice Parties in the manner described in this Order constitutes good and sufficient notice of the Sale Hearing. No other or further notice is required.

7.                   Absent further order or direction of the Court, by no later than March 30, 2020 at 11:59 p.m. (prevailing Central Time), the Debtors shall file copies of the following: (a) all bids received by the Bid Deadline; (b) a notice designating (after consultation with the Consultation Parties) the Successful Bidder(s) and Alternate Bidders(s) for the Bid Assets (the “Notice of Bid Results”); provided that the Debtors may determine not to designate Successful Bidders and Alternate Bidders with respect to a minority of the Bid Assets if they believe, in consultation with the Consultation Parties, that extending the sale process with respect to such Bid Assets would be reasonably likely to maximize value for the benefit of the Debtors’ estates; and (c) final form(s) of order(s) approving the Sale Transaction(s) as agreed upon between the Debtors (in consultation with the Consultation Parties) and the Successful Bidder(s).

8.                   Sale Objections. Objections to the relief sought in the Sale Order(s) or the Sale Transaction(s) must (a) be in writing, (b) comply with the Bankruptcy Code, Bankruptcy Rules, and Local Rules, (c) state, with specificity, the legal and factual bases thereof, (d) be filed with the Court no later than 12:00 p.m. (prevailing Central Time) on April 1, 2020, and (e) be served on (i) counsel to the Debtors, (y) Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: Brian M. Resnick, Steven Z. Szanzer, and Nate Sokol and (z) Norton Rose Fulbright US LLP, 1301 McKinney Street, Suite 5100, Houston, Texas 77010, Attn: William Greendyke, Jason L. Boland, Robert B. Bruner, and Julie Harrison, (ii) (y) counsel to the Agents, White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, Attn: Scott Greissman, Philip Abelson, and Elizabeth Feld and (z) Gray Reed, 1300 Post Oak Blvd, Suite 2000, Houston, TX 77056, Attn: Jason S. Brookner, (iii) counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, NY 10036, Attn: Philip Dublin and Meredith Lahaie, and (iv) the U.S. Trustee (collectively, the “Objection Notice Parties”). If a timely objection is filed and served in accordance with this paragraph, the terms of any Sale Transaction shall not be approved until the objection is resolved either consensually or by order of the Court.

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9.                   Sale Hearing. The Sale Hearing shall be held in the United States Bankruptcy Court for the Southern District of Texas, Houston, Texas 77002, on April 3, 2020 at 9:00 a.m. (prevailing Central Time) or such other date and time that the Court may later direct; provided, however, that the Sale Hearing may be adjourned by the Debtors (in consultation with the Consultation Parties) by announcement of the adjournment in open court or on the Court’s docket.

10.               Assumption and Assignment Procedures. The assumption and assignment procedures set forth in the Motion (the “Assumption and Assignment Procedures”) are hereby approved.

11.               As soon as reasonably practicable following entry of this Order, the Debtors shall file with the Court, and cause to be published on the Case Information Website, the Potential Assumption and Assignment Notice and a list of the Potential Assumed Contracts (the “Potential Assumed Contracts Schedule”) that specifies (a) each of the Contracts and Leases that potentially could be assumed and assigned in connection with the sale of the Bid Assets, including the name of each Counterparty and (b) the proposed Cure Cost with respect to each Potential Assumed Contract.

12.               Potential Assumption and Assignment Notice. The Debtors shall, as soon as reasonably practicable after entry of this Order (but in any event, so as to provide sufficient notice such that any required responses from any Counterparties are due prior to the Assumption and Assignment Objection Deadline (as defined herein)), file and serve on each relevant Counterparty the Potential Assumption and Assignment Notice, which shall (a) identify the Potential Assumed Contracts, (b) list the Debtors’ good faith calculation of the Cure Costs as of the date hereof with respect to the Potential Assumed Contracts identified on the Potential Assumption and Assignment Notice, (c) expressly state that assumption or assignment of an Assumed Contract or Assumed Lease is not guaranteed and is subject to Court approval, (d) prominently display the Assumption and Assignment Objection Deadline, and (e) prominently display the date, time, and location of the Sale Hearing. The Debtors shall serve on all parties requesting notice pursuant to Bankruptcy Rule 2002, via first class mail, a modified version of the Potential Assumption and Assignment Notice, without the Potential Assumed Contracts Schedule, which will include instructions regarding how to view the Potential Assumed Contracts Schedule on the Case Information Website.

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13.               Proposed Assumption and Assignment Notice. The Debtors shall, in conjunction with the filing of the Notice of Bid Results, file and serve on each relevant Counterparty the Proposed Assumption and Assignment Notice, which shall (a) identify the Proposed Assumed Contracts, (b) expressly state that assumption or assignment of an Assumed Contract or Assumed Lease is not guaranteed and is subject to Court approval, (c) prominently display the Assumption and Assignment Objection Deadline, and (d) prominently display the date, time, and location of the Sale Hearing. The Debtors shall serve on all parties requesting notice pursuant to Bankruptcy Rule 2002, via first class mail, a modified version of the Proposed Assumption and Assignment Notice, without the schedule of Proposed Assumed Contracts (the “Proposed Assumed Contracts Schedule”), which will include instructions regarding how to view the Proposed Assumed Contracts Schedule on the Case Information Website.

14.               Objection Deadlines. Any Counterparty may object to the potential or proposed assumption or assignment of its Assumed Contract or Assumed Lease, the Debtors’ proposed Cure Costs, if any, or the ability of the Successful Bidder(s) to provide adequate assurance of future performance (an “Assumption and Assignment Objection”). All Assumption and Assignment Objections must (a) be in writing, (b) comply with the Bankruptcy Code, Bankruptcy Rules, and Local Rules, (c) state, with specificity, the legal and factual bases thereof, including, if applicable, the Cure Costs the Counterparty believes is required to cure defaults under the relevant Assumed Contract or Assumed Lease, and (d) be filed with the Court and served on the Objection Notice Parties by no later than April 1, 2020 at 12:00 p.m. (prevailing Central Time) (the “Assumption and Assignment Objection Deadline”).

15.               Resolution of Assumption and Assignment Objections. If a Counterparty files a timely Assumption and Assignment Objection, such objection shall be heard at the Sale Hearing or such later date that the Debtors determine in consultation with the Successful Bidder(s), the Consultation Parties, the Counterparty, and subject to the Court’s calendar. If such objection has not been resolved prior to the closing of the Sale Transaction (whether by an order of the Court or by agreement with the Counterparty), each Successful Bidder may elect, in its sole and absolute discretion, one of the following options: (a) treat such Counterparty’s contract or lease as property excluded from the Bid Assets (an “Excluded Contract” or “Excluded Lease”, respectively); or (b) temporarily treat the Proposed Assumed Contract as an Excluded Contract or Excluded Lease, as applicable (a “Designated Agreement”), proceed to the closing of the Sale Transaction with respect to all other Bid Assets, and determine whether to treat the Designated Agreement as an Assumed Contract or Assumed Lease, as applicable, or an Excluded Contract or Excluded Lease, as applicable, within ten business days after resolution of such objection (whether by order of the Court or by agreement of the Successful Bidder(s), the Counterparty, and the Debtors).

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16.               Failure To File Timely Assumption and Assignment Objection. If a Counterparty fails to file with the Court and serve on the Objection Notice Parties a timely Assumption and Assignment Objection, the Counterparty shall be forever barred from asserting any such objection with regard to the assumption or assignment of its Assumed Contract or Assumed Lease. Notwithstanding anything to the contrary in the Assumed Contract or Assumed Lease, or any other document, the Cure Costs set forth in the Potential Assumption and Assignment Notice or the Supplemental Assumption and Assignment Notice (as defined below) shall be controlling and will be the only amount necessary to cure outstanding defaults under the applicable Assumed Contract or Assumed Lease under section 365(b) of the Bankruptcy Code arising out of or related to any events occurring prior to the closing of the Sale Transaction or other applicable date upon which such assumption and assignment will become effective, whether known or unknown, due or to become due, accrued, absolute, contingent, or otherwise, and the Counterparty shall be forever barred from asserting any additional cure or other amounts with respect to such Assumed Contract or Assumed Lease against the Debtors, the Successful Bidder(s), or the property of any of them.

17.               Modification of Potential Assumed Contracts Schedule or Proposed Assumed Contracts Schedule. In addition to a Successful Bidder’s rights described above with respect to an Assumption and Assignment Objection, at or prior to the closing of the Sale Transaction, the Successful Bidder(s) may elect, in its or their respective sole and absolute discretion, to (a) exclude any contract or lease on the Potential Assumed Contracts Schedule as an Assumed Contract or Assumed Lease, as applicable (in which case it shall become an Excluded Contract or Excluded Lease, as applicable), provided that such exclusions will not reduce the purchase price to be paid by the Successful Bidder, or (b) include on the Proposed Assumed Contracts Schedule any contract or lease listed on the Potential Assumed Contracts Schedule, so long as the Successful Bidder is paying the Cure Costs therefor, by providing to the Debtors written notice of its election to exclude or include such contract or lease, as applicable.

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18.               If the Debtors or any Successful Bidder identifies during the pendency of the Chapter 11 Cases (before the closing of the Sale Transaction) any contract or lease that is not listed on the Proposed Assumed Contracts Schedule, and such contract or lease has not been rejected by the Debtors, each Successful Bidder may in its sole and absolute discretion elect by written notice to the Debtors to treat such contract or lease as an Assumed Contract or Assumed Lease, as applicable, so long as the Successful Bidder is paying the Cure Costs therefor, and the Debtors shall seek to assume and assign such Assumed Contract or Assumed Lease in accordance with the Assumption and Assignment Procedures.

19.               Following the selection of the Successful Bidder(s), the Debtors reserve the right, at any time before the closing of the Sale Transaction(s), to modify the previously-stated Cure Costs associated with any Proposed Assumed Contract, subject to notice requirements in the Assumption and Assignment Procedures.

20.               In the event that any contract or lease is added to the Potential Assumed Contracts Schedule or Proposed Assumed Contracts Schedule, or previously-stated Cure Costs are modified, in accordance with the Assumption and Assignment Procedures, the Debtors will promptly serve a supplemental assumption and assignment notice, by first class mail, on the applicable Counterparty (each, a “Supplemental Assumption and Assignment Notice”), and otherwise timely notify the Consultation Parties. Each Supplemental Assumption and Assignment Notice will include the same information with respect to the applicable Assumed Contract or Assumed Lease as is required to be included in the Potential Assumption and Assignment Notice.

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Subject to FRE 408 and its equivalents

21.               Any Counterparty listed on a Supplemental Assumption and Assignment Notice whose contract or lease is proposed to be assumed and assigned may object to the proposed assumption or assignment of its Assumed Contract or Assumed Lease, the Debtors’ proposed Cure Costs (to the extent modified from the previously-stated amount), or the ability of the Successful Bidder(s) to provide adequate assurance of future performance (a “Supplemental Assumption and Assignment Objection”). All Supplemental Assumption and Assignment Objections must (a) be in writing, (b) comply with the Bankruptcy Code, Bankruptcy Rules, and Local Rules, (c) state, with specificity, the legal and factual bases thereof, including, if applicable, the Cure Costs the Counterparty believes is required to cure defaults under the relevant Assumed Contract or Assumed Lease, and (d) no later than 14 days from the date of service of such Supplemental Assumption and Assignment Notice, (i) be filed with the Court and (ii) be served on the Objection Notice Parties. Each Supplemental Assumption and Assignment Objection, if any, shall be resolved in the same manner as an Assumption and Assignment Objection.

22.               Reservation of Rights. The inclusion of an Assumed Contract, Assumed Lease, or Cure Costs with respect thereto on a Potential Assumption and Assignment Notice, a Proposed Assumption and Assignment Notice, the Potential Assumed Contracts Schedule, the Proposed Assumed Contracts Schedule, or a Supplemental Assumption and Assignment Notice shall not constitute or be deemed a determination or admission by the Debtors, the Successful Bidder(s), or any other party in interest that such contract or lease is an executory contract or unexpired lease within the meaning of the Bankruptcy Code. The Debtors reserve all of their rights, claims, and causes of action with respect to each Assumed Contract and Assumed Lease listed on a Potential Assumption and Assignment Notice, Proposed Assumption and Assignment Notice, Supplemental Assumption and Assignment Notice, the Potential Assumed Contracts Schedule, and the Proposed Assumed Contracts Schedule. The Debtors’ inclusion of any Assumed Contract or Assumed Lease on the Potential Assumption and Assignment Notice, Proposed Assumption and Assignment Notice, Supplemental Assumption and Assignment Notice, Potential Assumed Contracts Schedule, and/or Proposed Assumed Contracts Schedule shall not be a guarantee that such Assumed Contract or Assumed Lease ultimately will be assumed or assumed and assigned.

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23.               The Debtors are authorized to take all such actions as are necessary or appropriate to implement the terms of this Order.

24.               This Order shall be binding on the Debtors, including any chapter 7 or chapter 11 trustee or other fiduciary appointed for the estates of the Debtors.

25.               Any Bankruptcy Rule (including, but not limited to, Bankruptcy Rule 6004(a), 6004(h), 6006(d), or 9014) or Local Rule that might otherwise delay the effectiveness of this Order is hereby waived, and the terms and conditions of this Order shall be effective and enforceable immediately upon its entry.

26.               All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

27.               To the extent any provisions of this Order shall be inconsistent with the Motion, the terms of this Order shall control.

28.               Notwithstanding anything to the contrary herein, nothing in this Order is intended to or shall restrict, modify, or impair the rights of (a) the DIP Secured Parties and/or the Prepetition Secured Parties under the DIP Order, the DIP Documents (as defined in the DIP Order), or the Prepetition Loan Documents (as defined in the DIP Order), or (b) the Secured Parties under (and as defined in) the Securitization Order and the Securitization Documents.

29.               The Court shall retain exclusive jurisdiction to hear and determine all matters arising from or relating to the implementation, interpretation, or enforcement of this Order.

Signed: March 19, 2020
/s/ David R. Jones
DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

11

Bidding Procedures

BIDDING PROCEDURES1

The bidding procedures set forth below (these “Bidding Procedures”) detail the process by which Dean Foods Company (“Dean Foods”) and its affiliated debtors (collectively with Dean Foods, the “Debtors”) are authorized by the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) to conduct a sale of all, substantially all, or any combination of the Debtors’ assets in one or more lots (collectively, the “Bid Assets”).2 A party may participate in the bidding process by submitting a bid for (a) all or substantially all of the Bid Assets and/or (b) one or more, or any combination of, Bid Assets as that party may desire. These Bidding Procedures also provide that the Debtors, in consultation with the Consultation Parties (as defined herein), may also consider competing bids in the form of a chapter 11 plan of reorganization, subject to the requirements set forth herein (a “Chapter 11 Plan Bid”).

The Debtors, in consultation with the Consultation Parties, shall determine the highest or otherwise best offer(s) for the sale(s) of one or more categories of the Bid Assets, or any other combination thereof, based upon the Qualified Bids filed by the Bid Deadline.

Any interested bidder should contact, as soon as practicable:

EVERCORE GROUP L.L.C.[3] 55 East 52nd Street New York, NY 10055 Attn.: John Kimm john.kimm@evercore.com (tel.) +1 (212) 849-3436

These Bidding Procedures describe, among other things, (i) the Bid Assets offered for sale, (ii) the manner in which bidders may submit Qualified Bids (as defined below), (iii) the selection of the Successful Bidder(s) (as defined below), and (iv) the approval by the Bankruptcy Court of the sale of the Bid Assets to the Successful Bidder(s).

Throughout the sale process, the Debtors and their advisors will regularly and timely consult with the following parties (collectively, the “Consultation Parties”): Coöperatieve Rabobank U.A., as agent, and its advisors (including White & Case LLP and FTI Consulting), and the Committee and its advisors, including Akin Gump Strauss Hauer & Feld LLP.

1.	Participation Requirements

Unless otherwise ordered by the Bankruptcy Court for cause shown, to participate in the bidding process described herein (the “Bidding Process”), each interested person or entity (each, an “Interested Party”) seeking access to the Debtors’ confidential electronic data room concerning the Bid Assets (the “Data Room”) must deliver an executed confidentiality agreement in form and substance satisfactory to the Debtors (in consultation with the Consultation Parties) to Evercore. Upon the receipt of the executed confidentiality agreement, the Debtors will deliver to such Interested Party access to the Data Room, which shall include an electronic copies of forms of asset purchase agreement (for all assets and for select assets) and a form of Sale Order (as defined below).

[1]	To the extent the Bidding Procedures require the Debtors to consult with the Consultation Parties in connection with making a determination or taking any action, the Debtors shall do so in a regular and timely manner prior to making such determination or taking such action. For the avoidance of doubt, unless approved by the Bankruptcy Court, no amendment or other modification to these Bidding Procedures shall be made by the Debtors without the consent of the Consultation Parties.

[2]	These bidding procedures were approved by the Bankruptcy Court on [·], 2020 [D.I. [·]] (the “Bidding Procedures Order”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Bidding Procedures Order or the DIP Order (as defined below), as applicable.

[3]	Evercore Group, L.L.C., in its capacity as financial advisor the Debtors, is referred to herein as “Evercore.”

Until the Bid Deadline, in addition to granting access to the Data Room, the Debtors will provide Interested Parties with due diligence access and additional information, as may be requested by an Interested Party, to the extent that the Debtors determine, in consultation with the Consultation Parties, that such requests are reasonable and appropriate under the circumstances. All due diligence requests shall be directed to Evercore. The Debtors, with the assistance of Evercore, will coordinate all reasonable requests for additional information and due diligence access from Interested Parties.

Unless otherwise determined by the Debtors, the availability of due diligence to an Interested Party will cease if (i) the Interested Party does not become a Qualified Bidder or (ii) the Bidding Process is terminated in accordance with its terms.

2.	Qualified Bids

Each offer, solicitation, or proposal by an Interested Party must satisfy each of the following conditions in order for such offer, solicitation, or proposal to be deemed a “Qualified Bid” and for such Interested Party to be deemed a “Qualified Bidder,” unless any such conditions that are not satisfied are waived by the Debtors in consultation with the Consultation Parties:

(a)	Bid Deadline

An Interested Party who desires to be deemed a Qualified Bidder must deliver to Evercore, with copies to Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 (Attn: Brian M. Resnick, Steven Z. Szanzer, and Nate Sokol), the Required Bid Documents (as defined below) so as to be received no later than 12:00 p.m. (prevailing Central Time) on March 30, 2020 (the “Bid Deadline”); provided, however, that the Court may extend the Bid Deadline upon request by a party-in-interest and for cause shown, and all parties’ rights are reserved in connection with any such request.

(b)	Sale Bid Requirements

All bids for sale transactions must include the following items (collectively, the “Required Bid Documents”):

•	a letter stating that the bidder’s offer is irrevocable until consummation of a transaction involving the Bid Assets (or lot thereof) identified in such offer;

•	a duly authorized and executed purchase agreement satisfactory to the Debtors, based on one of the forms of asset purchase agreement in the Data Room (unless the Debtors otherwise agree, in consultation with the Consultation Parties, to the use of a different asset purchase agreement), marked to show any revisions, including, among other things, the purchase price for the Bid Assets (or lot thereof, as applicable), together with all exhibits and schedules, in each case marked to show those amendments and modifications to the applicable form of asset purchase agreement;

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•	a proposed Sale Order with a redline marked to show those amendments and modifications to the form in the Data Room;

•	a summary (not to exceed five pages) of the material terms and conditions of the bid;

•	written evidence acceptable to the Debtors, in consultation with the Consultation Parties, demonstrating financial wherewithal, operational ability, and corporate authorization to consummate the proposed transaction, such as, (i) the bidder’s tax returns and audited financial statements (or un-audited, if audited financials are not available) and any supplemental schedules for the calendar or fiscal years ending 2017 and 2018, (ii) the number (if any) of dairy or other facilities that the bidder operates and all trade names that the bidder uses (if any), (iii) the bidder’s intended use of the premises, (iv) the bidder’s experience (if any) operating dairy or other facilities; and

•	written evidence of a firm commitment for financing to consummate the proposed transaction, or other evidence of ability to consummate the proposed transaction without financing, in either case which is satisfactory to the Debtors, in consultation with the Consultation Parties.

A bid for a sale transaction will be considered only if the bid:

•	identifies the legal name of the purchaser (including any Sponsor(s), if the purchaser is an entity formed for the purpose of consummating the proposed transaction);

•	identifies the Bid Assets (or lot thereof) to be purchased and the contracts and leases to be assumed;

•	identifies the liabilities of the Debtors or the Bid Assets (or lot thereof) to be assumed. In particular, each bid must state whether or not the bidder intends to assume (i) sponsorship of all or any part of, or (ii) any of the potential liabilities associated with, the Dean Foods Consolidated Pension Plan (the “Single-Employer Pension Plan”);

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•	expressly proposes terms for all employees, including, but not limited to, the treatment of the Debtors’ prepetition collective bargaining agreements and the Debtors’ participation in the Single-Employer Pension Plan and their participation in multi-employer pension and health plans (collectively, the “Employee Obligations”), including whether or not the bidder intends to assume sponsorship of all or any portion of the Single-Employer Pension Plan;

•	sets forth the consideration for the Bid Assets (or lot thereof) to be purchased and the Contracts and Leases to be assumed (the “Bid Consideration”);

•	is not conditioned on (i) obtaining financing or (ii) the outcome of unperformed due diligence;

•	includes a description of all governmental, licensing, bonding obligations (including financial assurance and surety bonds), regulatory, or other approvals or consents that are required to consummate the proposed transaction (including any antitrust approval related to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), together with evidence satisfactory to the Debtors, in consultation with the Consultation Parties, of the bidder’s (i) ability to obtain such approvals or consents and (ii) financial resources necessary to obtain or replace any surety bonds associated with any licenses (the “Bonding Assurance Information”), in each case as soon as reasonably practicable (and in no event later than June 1, 2020), as well as a description of any material contingencies or other conditions that will be imposed upon, or that will otherwise apply to, the obtainment or effectiveness of any such approvals or consents;

•	expressly states that the bidder agrees to serve as an Alternate Bidder (as defined below) if such bidder’s Qualified Bid is selected as the next highest or next best bid after the Successful Bid (as hereinafter defined) with respect to the applicable Bid Assets;

•	is accompanied by a cash deposit by wire transfer to an escrow agent selected by the Debtors (the “Deposit Agent”) in an amount equal to seven percent of the cash consideration set forth in connection with such bid (any such deposit, a “Good Faith Deposit”);

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•	sets forth the representatives that are authorized to appear and act on behalf of the bidder in connection with the proposed transaction;

•	indicates that the bidder will not seek any transaction or break-up fee, expense reimbursement, or similar type of payment;

•	includes evidence of the bidder’s ability to comply with section 365 of the Bankruptcy Code (to the extent applicable), including providing adequate assurance of such bidder’s ability to perform in the future the contracts and leases proposed in its bid to be assumed by the Debtors and assigned to the bidder, in a form that will permit the Debtors to disseminate immediately such evidence to the non-Debtor counterparties to such contracts and leases (the “Adequate Assurance Information”);

•	indicates whether or not the bidder will assume all cure costs associated with any Contracts and Leases it intends to assume; and

•	is received on or before the Bid Deadline (as such deadline may be extended in accordance with these Bidding Procedures).

A bid received from an Interested Party will constitute a Qualified Bid only if it includes all of the applicable Required Bid Documents and meets all of the applicable requirements above (other than a Chapter 11 Plan Bid and a credit bid described in Section 3 below); provided, however, the Debtors, in consultation with the Consultation Parties, shall have the right to deem a bid a Qualified Bid even if such bid does not conform to one or more of the requirements above or does not include one or more of the applicable Required Bid Documents. As soon as such bids are received, the Debtors shall provide copies of all bids to the Consultation Parties. If the Debtors receive a bid prior to the Bid Deadline that is not a Qualified Bid, the Debtors, in consultation with the Consultation Parties, may provide the bidder with the opportunity to remedy any deficiencies through and after the Bid Deadline. If any bid is determined by the Debtors, in consultation with the Consultation Parties, not to be a Qualified Bid, and the applicable bidder fails to remedy such bid in accordance with these Bidding Procedures, the Debtors, to the extent applicable, shall promptly instruct the Deposit Agent to return such bidder’s Good Faith Deposit.

Notwithstanding any other provision of these Bidding Procedures, the Debtors, in consultation with the Consultation Parties, may evaluate bids on any grounds, including, but not limited to, and to the extent applicable, (i) the amount of the purchase price, including non-cash consideration, set forth in the bid, (ii) the value to be provided to the Debtors under the bid, including the net economic effect upon the Debtors’ estates, (iii) any benefit to the Debtors’ estates from any assumption of liabilities or waiver of liabilities, including the release or replacement of letters of credit, (iv) the transaction structure and execution risk, including conditions to and certainty of closing, termination provisions, availability of financing and financial wherewithal to meet all commitments, and required governmental or other approvals, (v) the anticipated timing to closing and whether such timing is consistent with the Debtors’ adherence to the Approved Budget (as defined in the DIP Credit Agreement), (vi) the impact on employees, including the actual or potential elimination of employee benefits and/or the reduction in value of such benefits, and also employee claims against the Debtors, (vii) the presence of any governmental, licensing, regulatory, or other approvals or consents in a bid, and the anticipated timing or likelihood of obtaining such approvals or consents, (viii) the impact on trade and other creditors, (ix) the impact on Employee Obligations, including the assumption of sponsorship of or liabilities associated with the Single-Employer Pension Plan or the assumption of any obligations and/or liabilities associated with any multi-employer pension and/or health plan, (including participation therein), and (x) any other factors the Debtors, in consultation with the Consultation Parties, may reasonably deem relevant consistent with their fiduciary duties (as reasonably determined in good faith by the Debtors in consultation with their outside legal counsel). Notwithstanding anything to the contrary in the foregoing, the Debtors shall consult with the Consultation Parties on any grounds for evaluating bids. For the avoidance of doubt, the presence of any governmental, licensing, regulatory, or other approvals or consents in a bid, and the anticipated timing or likelihood of obtaining such approvals or consents, may be grounds for the Debtors, in consultation with the Consultation Parties, to determine that such bid (i) is not a Qualified Bid or (ii) is not higher or otherwise better than any other Qualified Bid.

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By submission of its bid, each Qualified Bidder shall be deemed to acknowledge and represent that it (i) has relied solely upon its own independent review, investigation, and/or inspection of any documents and/or the assets in making its bid, (ii) did not rely upon any written or oral statements, representations, promises, warranties, or guaranties whatsoever, whether express, implied, by operation of law, or otherwise, regarding the Bid Assets (or lots thereof), or the completeness of any information provided in connection therewith, except as expressly stated in these Bidding Procedures or the asset purchase agreement(s) with any Successful Bidder(s), (iii) has not engaged in any collusion with respect to the bidding or the sale of any of the Bid Assets, (iv) has reviewed, understands, and accepts these Bidding Procedures, (v) has consented to the jurisdiction of the Bankruptcy Court, and (vi) intends to consummate its Qualified Bid if it is selected as the Successful Bid. A Qualified Bidder may not amend, modify, or withdraw its Qualified Bid during the period that such Qualified Bid is required to remain irrevocable.

Absent further order or direction of the Court, by no later than March 30, 2020 at 11:59 p.m. (prevailing Central Time), the Debtors shall file copies of all bids received by the Bid Deadline.

3.	Credit Bid

Subject to the terms and conditions set forth in the DIP Order, the DIP Agent, with the consent of the Required Lenders, shall have the right (on behalf of the DIP Lenders) to credit bid the amounts of the DIP Obligations (other than, prior to the Challenge Period Termination Date, the DIP Roll-Up Loans) in connection with any sale of all or substantially all of the Debtors’ assets and property. If the DIP Agent submits a credit bid in accordance with the foregoing, and such bid is received by the Bid Deadline, such bidder shall be deemed to be a Qualified Bidder and any such credit bid shall be deemed to be a Qualified Bid.

6

4.	Selection of Successful Bid(s) AND ALTERNATE bID(S)

The Debtors, in consultation with the Consultation Parties, shall (a) review and evaluate each bid on the basis of financial and contractual terms and other factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the sale transaction, (b) determine and identify the highest or otherwise best offer or collection of offers (the “Successful Bid(s)”), (c) determine and identify the next highest or otherwise best offer or collection of offers (the “Alternate Bid(s)”), and (d) notify all Qualified Bidders (i) the identity of the party or parties that submitted the Successful Bid(s) (the “Successful Bidder(s)”), (ii) the amount and other material terms of the Successful Bid(s), (iii) the identity of the party or parties that submitted the Alternate Bid(s) (the “Alternate Bidder(s)”), and (iv) the amount and other material terms of the Alternate Bid(s). Each Qualified Bidder shall agree and be deemed to agree to be the Alternate Bidder if so designated. Notwithstanding the foregoing sentence or anything in the Bidding Procedures to the contrary, any Qualified Bid submitted by the DIP Agent shall not be required to serve as an Alternate Bid absent consent of the DIP Agent.

Absent further order or direction of the Court, by no later than March 30, 2020 at 11:59 p.m. (prevailing Central Time), the Debtors shall file copies of the following: (a) a notice designating (after consultation with the Consultation Parties) the Successful Bidder(s) and Alternate Bidders(s) for the Bid Assets (the “Notice of Bid Results”); provided that the Debtors may determine not to designate Successful Bidders and Alternate Bidders with respect to certain Bid Assets if they believe, in consultation with the Consultation Parties, that extending the sale process with respect to such Bid Assets would likely to maximize value for the benefit of the Debtors’ estates; and (b) final form(s) of order(s) approving the Sale Transaction(s) as agreed upon between the Debtors (in consultation with the Consultation Parties) and the Successful Bidder(s) (the “Sale Order(s)”).

As soon as reasonably practicable after the filing of the Notice of Bid Results, (a) the Successful Bidder(s) and the applicable Debtors shall complete and execute all agreements, instruments, and other documents necessary to consummate the applicable sale or other transaction(s) contemplated by the applicable Successful Bid(s) and (b) the Debtors shall (i) deliver the Adequate Assurance Information to non-Debtor counterparties to contracts and leases proposed to be assumed by the Debtors and assigned to the Successful Bidder(s) and Alternate Bidder(s), and (ii) deliver the Bonding Assurance Information to sureties providing bonding for any licenses proposed to being transferred.

5.	The Sale Hearing

The hearing to consider the proposed Sale Order (the “Sale Hearing”) will be held on April 3, 2020 at: 9:00 a.m. (prevailing Central time) before the Honorable Judge David R. Jones, in the United States Bankruptcy Court for the Southern District of Texas, 515 Rusk St., Houston, Texas 77002. The Sale Hearing may be adjourned by the Debtors, in consultation with the Consultation Parties, by an announcement of the adjourned date at a hearing before the Bankruptcy Court or by filing a notice on the Bankruptcy Court’s docket. At the Sale Hearing, the Debtors will seek the Bankruptcy Court’s approval of the Successful Bid(s) and, at the Debtors’ election, the Alternate Bid(s).

7

The Debtors’ presentation to the Bankruptcy Court of the Successful Bid(s) and Alternate Bid(s) will not constitute the Debtors’ acceptance of such bid(s), which acceptance will only occur upon approval of such bid(s) by the Bankruptcy Court. Following the Bankruptcy Court’s entry of the Sale Order, the Debtors and the Successful Bidder(s) shall proceed to consummate the transaction(s) contemplated by the Successful Bid(s). If the Debtors and the Successful Bidder(s) fail to consummate the proposed transaction(s), then the Debtors shall file a notice with the Bankruptcy Court advising of such failure. Upon the filing of such notice with the Bankruptcy Court, the Alternate Bid(s) will be deemed to be the Successful Bid(s) and the Debtors will be authorized, but not directed, to effectuate the transaction(s) with the Alternate Bidder(s) subject to the terms of the Alternate Bid(s) of such Alternate Bidder(s) without further order of the Bankruptcy Court. If the failure to consummate the transaction(s) contemplated by the Successful Bid(s) is the result of a breach by the Successful Bidder(s) (the “Breaching Bidder(s)”) of its (their) asset purchase agreement(s), the Debtors reserve the right to seek all available remedies from such Breaching Bidder(s), subject to the terms of the applicable asset purchase agreement.

6.	Return of Good Faith Deposit

The Good Faith Deposits of all Qualified Bidders will be held in escrow by the Deposit Agent and will not become property of the Debtors’ bankruptcy estates unless released to the Debtors from escrow pursuant to terms of the applicable escrow agreement or pursuant to further order of the Bankruptcy Court. The Deposit Agent will retain the Good Faith Deposits of the Successful Bidder(s) and the Alternate Bidder(s) until the consummation of the transaction(s) contemplated by the Successful Bid(s) or the Alternate Bid(s), as applicable, in accordance with Section 4 above, except as otherwise ordered by the Bankruptcy Court. The Good Faith Deposits (and all interest accrued thereon) of the other Qualified Bidders will be returned within four business days after the entry of the applicable Sale Order(s). At the closing of the transaction contemplated by the Successful Bid(s), the Successful Bidder(s) will receive a credit in the amount of its Good Faith Deposit (plus all interest accrued thereon). All remaining Good Faith Deposits of the Alternate Bidders (and all interest accrued thereon) held by the Deposit Agent will be released by the Deposit Agent four business days after the consummation of the transaction(s) contemplated by the Successful Bid(s); provided, however, that the Deposit Agent will retain the Good Faith Deposit of a Breaching Bidder pending a ruling by the Bankruptcy Court as to the amount of damages owed, if any, by such Breaching Bidder to the Debtors.

7.	As Is, Where Is

The sale of the Bid Assets shall be on an “as is, where is” basis and without representations or warranties of any kind, nature or description by the Debtors, their agents, or their estates, except as provided in a purchase agreement, as approved by the Bankruptcy Court.

8

8.	Free and Clear of Any and All Interests

Except as otherwise provided in a Successful Bidder(s)’s purchase agreement, all of the Debtors’ right, title and interest in and to the Bid Assets subject thereto shall be sold free and clear of any pledges, liens, security interests, encumbrances, claims, charges, options, and interests thereon (collectively, the “Interests”) to the maximum extent permitted by section 363 of the Bankruptcy Code, with such Interests to attach to the net proceeds of the sale of the Bid Assets with the same validity and priority as such Interests applied against the Bid Assets.

9.	Reservation of Rights

Except as otherwise provided in these Bidding Procedures or the Bidding Procedures Order, the Debtors reserve the right in their discretion (in consultation with the Consultation Parties) to:

•	determine which Interested Parties are Qualified Bidders;

•	determine which bids are Qualified Bids;

•	determine which Qualified Bid(s) is/are the highest or otherwise best offer(s) for the Bid Assets and which is/are the next highest or otherwise best offer(s);

•	reject any bid that the Debtors deem to be (a) inadequate or insufficient, (b) not in conformity with the requirements of these Bidding Procedures or the requirements of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules, or (c) contrary to the best interests of the Debtors and their estates;

•	impose additional terms and conditions with respect to all Interested Parties;

•	seek an extension of the deadlines set forth herein; and

•	modify these Bidding Procedures and implement additional procedural rules that the Debtors determine, in consultation with the Consultation Parties, will better promote the goals of the Bidding Process and discharge the Debtors’ fiduciary duties, in each case, to the extent not materially inconsistent with these Bidding Procedures and the Bidding Order.

Nothing in these Bidding Procedures shall require the Debtors’ board of directors to take any action, or to refrain from taking any action, with respect to these Bidding Procedures, to the extent that the Debtors’ board of directors determines, or based on the advice of counsel, that taking such action, or refraining from taking such action, as applicable, is required to comply with applicable law or its fiduciary duties under applicable law (as reasonably determined in good faith by the Debtors in consultation with their outside legal counsel). Accordingly, at any time prior to the Bankruptcy Court’s entry of a Sale Order, the Debtors may withdraw the Motion and pursue an alternative transaction, including a plan of reorganization.

9

Subject to consent and consultation rights of the Consultation Parties set forth herein, all parties reserve their rights to seek Bankruptcy Court relief with regard to the Bidding Procedures and any related items. All Consultation Parties will be permitted to seek relief from the Bankruptcy Court on an expedited basis if they disagree with any actions or decision made by the Debtors as part of these Bidding Procedures. The rights of all Consultation Parties with respect to the outcome of the bidding process are reserved.

10.	Relevant Dates

March 19, 2020 at 2:00 p.m. (prevailing Central Time)	Hearing to consider approval of the Bidding Procedures and entry of the Bidding Procedures Order
March 20, 2020	Target date for the Debtors to file Potential Assumed Contracts Schedule
March 30, 2020 at 12:00 p.m. (prevailing Central Time)	Bid Deadline
March 30, 2020 at 11:59 p.m. (prevailing Central Time)	Deadline for the Debtors to file with the Court copies of all bids received by the Bid Deadline, the Notice of Bid Results, and the proposed Sale Order(s)
April 1, 2020 at 12:00 p.m. (prevailing Central Time)	Deadline to object to the Sale Transaction(s) to the Successful Bidder(s), and Assumption and Assignment Objection Deadline
April 3, 2020 at 9:00 a.m. (prevailing Central Time)	Sale Hearing

10

Form of Sale Notice

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

_________________________________________
In re: SouthERN FOODS GROUPS, LLC, et al., Debtors.[1]	) ) ) ) ) ) )	Chapter 11 Case No. 19-36313 (DRJ) Jointly Administered
_________________________________________ )

NOTICE OF SALE, BIDDING PROCEDURES, AND SALE HEARING

______________________________________________________________________________

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Court”) on November 12, 2019.

PLEASE TAKE FURTHER NOTICE that, on February 17, 2020, in connection with the proposed sale (the “Sale Transaction”) of all, substantially all, or a portion of Debtors’ assets (collectively, the “Bid Assets”), the Debtors filed a motion (the “Bidding Procedures Motion”)2 with the Court seeking entry of orders, among other things, approving (a) procedures for the solicitation of bids in connection with the Sale Transaction (the “Bidding Procedures”), (b) the form and manner of notice related to the Sale Transaction, and (c) procedures for the assumption and assignment of contracts and leases in connection with the Sale Transaction.

PLEASE TAKE FURTHER NOTICE that, on [March 19], 2020, the Court entered an order (the “Bidding Procedures Order”) approving, among other things, the Bidding Procedures, which establish the key dates and times related to the Sale Transaction (as modified by such Bidding Procedures Order). All parties interested in bidding should carefully read the Bidding Procedures Order and the Bidding Procedures in their entirety.2

[1]	The debtors and debtors in possession in these chapter 11 cases, along with the last four digits of their respective Employer Identification Numbers, are as follows: Southern Foods Group, LLC (1364); Dean Foods Company (9681); Alta-Dena Certified Dairy, LLC (1347); Berkeley Farms, LLC (8965); Cascade Equity Realty, LLC (3940); Country Fresh, LLC (6303); Dairy Information Systems Holdings, LLC (9144); Dairy Information Systems, LLC (0009); Dean Dairy Holdings, LLC (9188); Dean East II, LLC (9192); Dean East, LLC (8751); Dean Foods North Central, LLC (7858); Dean Foods of Wisconsin, LLC (2504); Dean Holding Company (8390); Dean Intellectual Property Services II, Inc. (3512); Dean International Holding Company (9785); Dean Management, LLC (7782); Dean Puerto Rico Holdings, LLC (6832); Dean Services, LLC (2168); Dean Transportation, Inc. (8896); Dean West II, LLC (9190); Dean West, LLC (8753); DFC Aviation Services, LLC (1600); DFC Energy Partners, LLC (3889); DFC Ventures, LLC (4213); DGI Ventures, Inc. (6766); DIPS Limited Partner II (7167); Franklin Holdings, Inc. (8114); Fresh Dairy Delivery, LLC (2314); Friendly’s Ice Cream Holdings Corp. (7609); Friendly’s Manufacturing and Retail, LLC (9828); Garelick Farms, LLC (3221); Mayfield Dairy Farms, LLC (3008); Midwest Ice Cream Company, LLC (0130); Model Dairy, LLC (7981); Reiter Dairy, LLC (3675); Sampson Ventures, LLC (7714); Shenandoah’s Pride, LLC (2858); Steve’s Ice Cream, LLC (6807); Suiza Dairy Group, LLC (2039); Tuscan/Lehigh Dairies, Inc. (6774); Uncle Matt’s Organic, Inc. (0079); and Verifine Dairy Products of Sheboygan, LLC (7200). The debtors’ mailing address is 2711 North Haskell Avenue, Suite 3400, Dallas, TX 75204.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bidding Procedures Motion.

Contact Persons for Parties Interest in Submitting a Bid

The Bidding Procedures set forth the requirements for submitting a bid, and any person interested in making an offer to purchase the Bid Assets should comply with the Bidding Procedures.3

Any interested bidder should contact, as soon as practicable:

EVERCORE GROUP L.L.C.[4] 55 East 52nd Street New York, NY 10055 Attn.: John Kimm john.kimm@evercore.com (tel.) +1 (212) 849-3436

Obtaining Additional Information

Copies of the Bidding Procedures Motion and the Bidding Procedures Order, as well as all related exhibits (including the Bidding Procedures) and all other documents filed with the Court, are available free of charge on the Debtors’ case information website, located at https://dm.epiq11.com/SouthernFoods or can be requested by email at DeanInfo@epiqglobal.com.

Important Dates and Deadlines

1.	Bid Deadline. The deadline to submit a bid is March 30, 2020 at 12:00 p.m. (prevailing Central Time).

2.	Public Filings. Absent further order or direction of the Court, by no later than March 30, 2020 at 11:59 p.m. (prevailing Central Time), the Debtors shall file copies of the following: (a) all bids received by the Bid Deadline; (b) a Notice of Bid Results; provided that the Debtors may determine not to designate Successful Bidders and Alternate Bidders with respect to certain Bid Assets if they believe, in consultation with the Consultation Parties, that extending the sale process with respect to such Bid Assets would likely to maximize value for the benefit of the Debtors’ estates; and (c) the proposed Sale Order(s).

3.	Sale Objection Deadline. The deadline to file an objection with the Court to the proposed Sale Order(s) or the Sale Transaction(s) (collectively, the “Sale Objections”) is April 1, 2020 at 12:00 pm. (prevailing Central Time) (the “Sale Objection Deadline”).

4.	Sale Hearing. A hearing (the “Sale Hearing”) to consider the proposed Sale Transaction(s) will be held before the Court on April 3, 2020 at 9:00 a.m. (prevailing Central Time)[5] or such other date as determined by the Court, at 515 Rusk St., Houston, Texas 77002.

Filing Objections

Sale Objections, if any, must (a) be in writing, (b) state, with specificity, the legal and factual bases thereof, (c) comply with the Bankruptcy Code, Bankruptcy Rules, and Local Rules, (d) be filed with the Court no later than the Sale Objection Deadline, and (e) no later than the Sale Objection deadline, be served on (i) counsel to the Debtors, (y) Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: Brian M. Resnick, Steven Z. Szanzer, and Nate Sokol and (z) Norton Rose Fulbright US LLP, 1301 McKinney Street, Suite 5100, Houston, Texas 77010, Attn: William Greendyke, Jason L. Boland, Robert B. Bruner, and Julie Harrison, (ii) (y) counsel to the DIP Agent and the Prepetition Agent, White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, Attn: Scott Greissman, Philip Abelson, and Elizabeth Feld and (z) Gray Reed, 1300 Post Oak Blvd, Suite 2000, Houston, TX 77056, Attn: Jason S. Brookner, (iii) counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, NY 10036, Attn: Philip Dublin and Meredith Lahaie, and (iv) the U.S. Trustee.

[3]	To the extent of any inconsistencies between the Bidding Procedures and the summary descriptions of the Bidding Procedures in this notice, the terms of the Bidding Procedures shall control in all respects.

[4]	Evercore Group L.L.C., in its capacity as financial advisor the Debtors, is referred to herein as “Evercore.”

[5]	This date remains subject to Court approval.

CONSEQUENCES OF FAILING TO TIMELY ASSERT AN OBJECTION

Any party or entity who fails to timely make an objection to the Sale Transaction(s) on or before the Sale Objection Deadline in accordance with the Bidding Procedures Order and this Notice shall be forever barred from asserting any objection to the Sale Transaction(s), including with respect to the transfer of the assets free and clear of all liens, claims, encumbrances, and other interests.

NO SUCCESSOR LIABILITY

The Debtors are a leading public food and beverage company and the largest processor and direct-to-store distributor of fresh fluid milk and other dairy and dairy case products in the United States. The Debtors manufacture, market, and distribute a wide variety of branded and private label dairy and dairy case products, including fluid milk, ice cream, cultured dairy products, creamers, ice cream mix, and other dairy products to retailers, distributors, foodservice outlets, educational institutions, and governmental entities across the United States. For more information on the Debtors’ businesses or their products, refer to the Declaration of Gary Rahlfs in Support of Debtors’ Chapter 11 Proceedings and First Day Pleadings [D.I. 46]. The assets sold in the Sale Transaction(s) will be free and clear of, among other things, any claim arising from any conduct of the Debtors prior to the closing of the Sale Transaction(s), whether known or unknown, whether due or to become due, whether accrued, absolute, contingent, or otherwise, so long as such claim arises out of or relates to events occurring prior to the closing of the Sale Transaction(s). Accordingly, as a result of the Sale Transaction(s), the Successful Bidder(s) will not be a successor to any of the Debtors by reason of any theory of law or equity, and the Successful Bidder(s) will have no liability, except as expressly provided a definitive agreement reached between the Debtors and the Successful Bidder(s), for any liens, claims, encumbrances, and other interests against or in any of the Debtors under any theory of law, including successor liability theories.

[Remainder of This Page Intentionally Left Blank]

Dated:	[·], 2020 Houston, Texas

Respectfully submitted,

NORTON ROSE FULBRIGHT US LLP

/s/ Draft

William R. Greendyke (SBT 08390450)

Jason L. Boland (SBT 24040542)

Robert B. Bruner (SBT 24062637)

Julie Goodrich Harrison (SBT 24092434)

1301 McKinney Street, Suite 5100

Houston, Texas 77010-3095

Tel.: (713) 651-5151

Fax: (713) 651-5246

william.greendyke@nortonrosefulbright.com

jason.boland@nortonrosefulbright.com

bob.bruner@nortonrosefulbright.com

julie.harrison@nortonrosefulbright.com

-and-

DAVIS POLK & WARDWELL LLP

Brian M. Resnick (admitted pro hac vice)

Elliot Moskowitz (admitted pro hac vice)

Steven Szanzer (admitted pro hac vice)

Nate Sokol (admitted pro hac vice)

450 Lexington Avenue

New York, New York 10017

Tel.: (212) 450-4000

Fax: (212) 701-5800
brian.resnick@davispolk.com
elliot.moskowitz@davispolk.com

steven.szanzer@davispolk.com

nathaniel.sokol@davispolk.com

Counsel to the Debtors and Debtors in Possession

4

Form of Potential Assumption and Assignment Notice

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

_________________________________________
In re: SouthERN FOODS GROUPS, LLC, et al., Debtors.[1]	) ) ) ) ) ) )	Chapter 11 Case No. 19-36313 (DRJ) Jointly Administered
_________________________________________ )

NOTICE OF POTENTIAL ASSUMPTION AND ASSIGNMENT OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES AND CURE COSTS

______________________________________________________________________________

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”) on November 12, 2019.

PLEASE TAKE FURTHER NOTICE that, on February 17, 2020, in connection with the proposed sale (the “Sale Transaction”) of all, substantially all, or a portion of Debtors’ assets (collectively, the “Bid Assets”), the Debtors filed a motion (the “Bidding Procedures Motion”)2 with the Court seeking entry of orders, among other things, approving (a) procedures for the solicitation of bids in connection with the Sale Transaction (the “Bidding Procedures”), (b) the form and manner of notice related to the Sale Transaction, and (c) procedures for the assumption and assignment of contracts and leases in connection with the Sale Transaction (the “Assumption and Assignment Procedures”).

PLEASE TAKE FURTHER NOTICE that, on [March 19], 2020, the Court entered an order (the “Bidding Procedures Order”) approving, among other things, the Bidding Procedures (as modified by such Bidding Procedures Order), which establish the key dates and times related to the Sale Transaction and the Assumption and Assignment Procedures.

[1]	The debtors and debtors in possession in these chapter 11 cases, along with the last four digits of their respective Employer Identification Numbers, are as follows: Southern Foods Group, LLC (1364); Dean Foods Company (9681); Alta-Dena Certified Dairy, LLC (1347); Berkeley Farms, LLC (8965); Cascade Equity Realty, LLC (3940); Country Fresh, LLC (6303); Dairy Information Systems Holdings, LLC (9144); Dairy Information Systems, LLC (0009); Dean Dairy Holdings, LLC (9188); Dean East II, LLC (9192); Dean East, LLC (8751); Dean Foods North Central, LLC (7858); Dean Foods of Wisconsin, LLC (2504); Dean Holding Company (8390); Dean Intellectual Property Services II, Inc. (3512); Dean International Holding Company (9785); Dean Management, LLC (7782); Dean Puerto Rico Holdings, LLC (6832); Dean Services, LLC (2168); Dean Transportation, Inc. (8896); Dean West II, LLC (9190); Dean West, LLC (8753); DFC Aviation Services, LLC (1600); DFC Energy Partners, LLC (3889); DFC Ventures, LLC (4213); DGI Ventures, Inc. (6766); DIPS Limited Partner II (7167); Franklin Holdings, Inc. (8114); Fresh Dairy Delivery, LLC (2314); Friendly’s Ice Cream Holdings Corp. (7609); Friendly’s Manufacturing and Retail, LLC (9828); Garelick Farms, LLC (3221); Mayfield Dairy Farms, LLC (3008); Midwest Ice Cream Company, LLC (0130); Model Dairy, LLC (7981); Reiter Dairy, LLC (3675); Sampson Ventures, LLC (7714); Shenandoah’s Pride, LLC (2858); Steve’s Ice Cream, LLC (6807); Suiza Dairy Group, LLC (2039); Tuscan/Lehigh Dairies, Inc. (6774); Uncle Matt’s Organic, Inc. (0079); and Verifine Dairy Products of Sheboygan, LLC (7200). The debtors’ mailing address is 2711 North Haskell Avenue, Suite 3400, Dallas, TX 75204.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bidding Procedures Motion.

PLEASE TAKE FURTHER NOTICE that, upon the closing of a Sale Transaction, the Debtors intend to assume and assign to the Successful Bidder(s) the Potential Assumed Contracts. A schedule listing the Potential Assumed Contracts (the “Potential Assumed Contracts Schedule”) is attached hereto and may also be accessed free of charge on the Debtors’ case information website, located at https://dm.epiq11.com/SouthernFoods or can be requested by email at DeanInfo@epiqglobal.com. In addition, the “Cure Costs” as of the date of the Bidding Procedures Order, if any, necessary for the assumption and assignment of the Potential Assumed Contracts are set forth on the Potential Assumed Contracts Schedule. Each Cure Cost listed on the Potential Assumed Contracts Schedule represents all liabilities of any nature of the Debtors arising under an Assumed Contract or Assumed Lease as of the date of the Bidding Procedures Order, whether known or unknown, whether due or to become due, whether accrued, absolute, contingent, or otherwise.

YOU ARE RECEIVING THIS NOTICE BECAUSE YOU HAVE BEEN IDENTIFIED AS A COUNTERPARTY TO A POTENTIAL ASSUMED CONTRACT. Under the terms of the Assumption and Assignment Procedures, (a) at or prior to the closing of a Sale Transaction, a Successful Bidder may elect, in its sole and absolute discretion, (i) to exclude any contract or lease on the Potential Assumed Contracts Schedule as an Assumed Contract or Assumed Lease, as applicable (in which case it shall become an Excluded Contract or Excluded Lease, as applicable, and will not reduce the purchase price) or (ii) to include on its Proposed Assumed Contracts Schedule any contract or lease listed on the Potential Assumed Contracts Schedule, so long as such Successful Bidder is paying the Cure Costs therefor, by providing to the Debtors written notice of its election to exclude or include such contract or lease, as applicable, (b) if the Debtors or any Successful Bidder identify during the pendency of the Chapter 11 Cases (before the closing of the Sale Transaction) any contract or lease that is not listed on the Proposed Assumed Contracts Schedule, and such contract or lease has not been rejected by the Debtors, so long as the Successful Bidder is paying the Cure Costs therefor, each Successful Bidder may in its sole and absolute discretion elect by written notice to the Debtors to treat such contract or lease as an Assumed Contract or Assumed Lease, as applicable, and the Debtors shall seek to assume and assign such Assumed Contract or Assumed Lease in accordance with the Bidding Procedures, and (c) the Debtors may, in accordance the applicable purchase agreement, or as otherwise agreed by the Debtors and the Successful Bidder(s), at any time before the closing of a Sale Transaction, modify the previously stated Cure Costs associated with any Proposed Assumed Contract. The Assumption and Assignment Procedures further provide that any Counterparty whose previously-stated Cure Cost is modified will receive notice thereof and an opportunity to file a Supplemental Assignment Objection. The assumption and assignment of the Contracts and Leases on the Potential Assumed Contracts Schedule is not guaranteed and is subject to approval by the Court and the Debtors’ or Successful Bidder’s right to remove an Assumed Contract or Assumed Lease from the Potential Assumed Contracts Schedule and Proposed Assumed Contracts Schedule.

Obtaining Additional Information

Copies of the Bidding Procedures Motion and the Bidding Procedures Order, as well as all related exhibits (including the Bidding Procedures) and all other documents filed with the Court, are available free of charge on the Debtors’ case information website, located at https://dm.epiq11.com/SouthernFoods or can be requested by email at DeanInfo@epiqglobal.com.

Filing Assumption and Assignment Objections

Pursuant to the Assumption and Assignment Procedures, objections to the potential assumption and assignment of an Assumed Contract or Assumed Lease (an “Assumption and Assignment Objection”) with respect to the Debtors’ proposed Cure Costs, if any, or the ability of a Successful Bidder to provide adequate assurance of future performance must (a) be in writing, (b) comply with the Bankruptcy Code, Bankruptcy Rules, and Local Rules, (c) state, with specificity, the legal and factual bases thereof, including, if applicable, the Cure Cost that the Counterparty believes is required to cure defaults under the relevant Assumed Contract or Assumed Lease, and (d) by no later than April 1, 2020 at 12:00 p.m. (prevailing Central Time) (the “Assumption and Assignment Objection Deadline”), (i) be filed with the Court and (ii) be served on (A) counsel to the Debtors, (1) Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: Brian M. Resnick, Steven Z. Szanzer, and Nate Sokol and (2) Norton Rose Fulbright US LLP, 1301 McKinney Street, Suite 5100, Houston, Texas 77010, Attn: William Greendyke, Jason L. Boland, Robert B. Bruner, and Julie Harrison, (B) (1) counsel to the DIP Agent and the Prepetition Agent, White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, Attn: Scott Greissman, Philip Abelson, and Elizabeth Feld and (2) Gray Reed, 1300 Post Oak Blvd, Suite 2000, Houston, TX 77056, Attn: Jason S. Brookner, (C) counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, NY 10036, Attn: Philip Dublin and Meredith Lahaie, and (D) the U.S. Trustee (collectively, the “Objection Notice Parties”).

2

Pursuant to the Assumption and Assignment Procedures, objections to the potential assumption and assignment of an Assumed Contract or Assumed Lease by a party whose contract or lease is listed on a Supplemental Assumption and Assignment Notice (a “Supplemental Assumption and Assignment Objection”) with respect to the ability of a Successful Bidder to provide adequate assurance of future performance or relating to the Cure Costs (to the extent modified form the previously-stated amount) must (a) be in writing, (b) comply with the Bankruptcy Code, Bankruptcy Rules, and Local Rules, (c) state, with specificity, the legal and factual bases thereof, and (d) by no later than 14 days from the date of service of such Supplemental Assumption and Assignment Notice, (i) be filed with the Court and (ii) be served on the Objection Notice Parties.

Objections to a Sale Order or a Sale Transaction (collectively, the “Sale Objections”) must (a) be in writing, (b) state, with specificity, the legal and factual bases thereof, (c) comply with the Bankruptcy Code, Bankruptcy Rules and Local Rules, and (d) April 1, 2020 at 12:00 p.m. (prevailing Central Time) by (the “Sale Objection Deadline”) be (i) filed with the Court and (ii) served on the Objection Notice Parties.

A hearing to consider the proposed Sale Transaction will be held before the Court on April 3, 2020 at 9:00 a.m. (prevailing Central Time) or such other date as determined by the Court at 515 Rusk St., Houston, Texas 77002.

CONSEQUENCES OF FAILING TO TIMELY ASSERT AN OBJECTION

Any Counterparty to a contract or lease who fails to timely make an objection to the potential assumption and assignment of such contract or lease on or before the Assumption and Assignment Objection Deadline in accordance with the Assumption and Assignment Procedures, the Bidding Procedures Order, and this Notice (or in the case of a Supplemental Assumption and Assignment Objection, by 14 days from the date of service of such Supplemental Assumption and Assignment Notice) shall be deemed to have consented to the assumption and assignment of such contract or lease, including the Cure Costs (if any) set forth in the Potential Assumption and Assignment Notice or Supplemental Assumption and Assignment Notice, and shall be forever barred from asserting any objection or claims against the Debtors, the Successful Bidder(s), or the property of any such parties, relating to the assumption and assignment of such contract or lease, including asserting additional Cure Costs with respect to such contract or lease. Notwithstanding anything to the contrary in such contract or lease, or any other document, the Cure Costs set forth in the Potential Assumption and Assignment Notice or Supplemental Assumption and Assignment Notice shall be controlling and will be the only amount necessary to cure outstanding defaults under the applicable Assumed Contract or Assumed Lease under section 365(b) of the Bankruptcy Code as of the date of the Bidding Procedures Order, whether known or unknown, whether due or to become due, whether accrued, absolute, contingent, or otherwise.

3

Dated:	[·], 2020 Houston, Texas

Respectfully submitted,

NORTON ROSE FULBRIGHT US LLP

/s/ Draft

William R. Greendyke (SBT 08390450)

Jason L. Boland (SBT 24040542)

Robert B. Bruner (SBT 24062637)

Julie Goodrich Harrison (SBT 24092434)

1301 McKinney Street, Suite 5100

Houston, Texas 77010-3095

Tel.: (713) 651-5151

Fax: (713) 651-5246

william.greendyke@nortonrosefulbright.com

jason.boland@nortonrosefulbright.com

bob.bruner@nortonrosefulbright.com

julie.harrison@nortonrosefulbright.com

-and-

DAVIS POLK & WARDWELL LLP

Brian M. Resnick (admitted pro hac vice)

Elliot Moskowitz (admitted pro hac vice)

Steven Szanzer (admitted pro hac vice)

Nate Sokol (admitted pro hac vice)

450 Lexington Avenue

New York, New York 10017

Tel.: (212) 450-4000

Fax: (212) 701-5800
brian.resnick@davispolk.com
elliot.moskowitz@davispolk.com

steven.szanzer@davispolk.com

nathaniel.sokol@davispolk.com

Counsel to the Debtors and Debtors in Possession

4

Form of Proposed Assumption and Assignment Notice

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

_________________________________________
In re: SouthERN FOODS GROUPS, LLC, et al., Debtors.[1]	) ) ) ) ) ) )	Chapter 11 Case No. 19-36313 (DRJ) Jointly Administered
_________________________________________ )

NOTICE OF PROPOSED ASSUMPTION AND ASSIGNMENT OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES AND CURE COSTS

______________________________________________________________________________

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”) on November 12, 2019.

PLEASE TAKE FURTHER NOTICE that, on February 17, 2020, in connection with the proposed sale (the “Sale Transaction”) of all, substantially all, or a portion of Debtors’ assets (collectively, the “Bid Assets”), the Debtors filed a motion (the “Bidding Procedures Motion”)2 with the Court seeking entry of orders, among other things, approving (a) procedures for the solicitation of bids in connection with the Sale Transaction (the “Bidding Procedures”), (b) the form and manner of notice related to the Sale Transaction, and (c) procedures for the assumption and assignment of contracts and leases in connection with the Sale Transaction (the “Assumption and Assignment Procedures”).

PLEASE TAKE FURTHER NOTICE that, on [March 19], 2020 the Court entered an order (the “Bidding Procedures Order”) approving, among other things, the Bidding Procedures, as modified by such Bidding Procedures Order, which establish the key dates and times related to the Sale Transaction, and the Assumption and Assignment Procedures.

[1]	The debtors and debtors in possession in these chapter 11 cases, along with the last four digits of their respective Employer Identification Numbers, are as follows: Southern Foods Group, LLC (1364); Dean Foods Company (9681); Alta-Dena Certified Dairy, LLC (1347); Berkeley Farms, LLC (8965); Cascade Equity Realty, LLC (3940); Country Fresh, LLC (6303); Dairy Information Systems Holdings, LLC (9144); Dairy Information Systems, LLC (0009); Dean Dairy Holdings, LLC (9188); Dean East II, LLC (9192); Dean East, LLC (8751); Dean Foods North Central, LLC (7858); Dean Foods of Wisconsin, LLC (2504); Dean Holding Company (8390); Dean Intellectual Property Services II, Inc. (3512); Dean International Holding Company (9785); Dean Management, LLC (7782); Dean Puerto Rico Holdings, LLC (6832); Dean Services, LLC (2168); Dean Transportation, Inc. (8896); Dean West II, LLC (9190); Dean West, LLC (8753); DFC Aviation Services, LLC (1600); DFC Energy Partners, LLC (3889); DFC Ventures, LLC (4213); DGI Ventures, Inc. (6766); DIPS Limited Partner II (7167); Franklin Holdings, Inc. (8114); Fresh Dairy Delivery, LLC (2314); Friendly’s Ice Cream Holdings Corp. (7609); Friendly’s Manufacturing and Retail, LLC (9828); Garelick Farms, LLC (3221); Mayfield Dairy Farms, LLC (3008); Midwest Ice Cream Company, LLC (0130); Model Dairy, LLC (7981); Reiter Dairy, LLC (3675); Sampson Ventures, LLC (7714); Shenandoah’s Pride, LLC (2858); Steve’s Ice Cream, LLC (6807); Suiza Dairy Group, LLC (2039); Tuscan/Lehigh Dairies, Inc. (6774); Uncle Matt’s Organic, Inc. (0079); and Verifine Dairy Products of Sheboygan, LLC (7200). The debtors’ mailing address is 2711 North Haskell Avenue, Suite 3400, Dallas, TX 75204.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bidding Procedures Motion.

PLEASE TAKE FURTHER NOTICE that, upon the closing of a Sale Transaction, the Debtors intend to assume and assign to the Successful Bidder(s) the Proposed Assumed Contracts. A schedule listing the Proposed Assumed Contracts (the “Proposed Assumed Contracts Schedule”) is attached hereto and may also be accessed free of charge on the Debtors’ case information website, located at https://dm.epiq11.com/SouthernFoods or can be requested by e-mail at DeanInfo@epiqglobal.com. In addition, the “Cure Costs” as of the date of the Bidding Procedures Order, if any, necessary for the assumption and assignment of the Proposed Assumed Contracts are set forth on the Potential Assumed Contracts Schedule.

YOU ARE RECEIVING THIS NOTICE BECAUSE YOU HAVE BEEN IDENTIFIED AS A COUNTERPARTY TO A PROPOSED ASSUMED CONTRACT. Under the terms of the Assumption and Assignment Procedures, (a) at or prior to the closing of a Sale Transaction, the Successful Bidder(s) may elect, in its sole and absolute discretion, (i) to exclude any contract or lease on the Proposed Assumed Contracts Schedule as an Assumed Contract or Assumed Lease, as applicable (in which case it shall become an Excluded Contract or Excluded Lease, as applicable, and will not reduce the purchase price), or (ii) to include on its Proposed Assumed Contracts Schedule any contract or lease listed on the Potential Assumed Contracts Schedule, so long as such Successful Bidder is paying the Cure Costs therefor, by providing to the Debtors written notice of its election to exclude or include such contract or lease, as applicable (b) if the Debtors or any Successful Bidder identify during the pendency of the Chapter 11 Cases (before the closing of the Sale Transaction) any contract or lease that is not listed on the Proposed Assumed Contracts Schedule, and such contract or lease has not been rejected by the Debtors, so long as the Successful Bidder is paying the Cure Costs therefor, each Successful Bidder may in its sole and absolute discretion elect by written notice to the Debtors to treat such contract or lease as an Assumed Contract or Assumed Lease, as applicable, and the Debtors shall seek to assume and assign such Assumed Contract or Assumed Lease in accordance with the Bidding Procedures, and (c) the Debtors may, in accordance with the applicable purchase agreement, or as otherwise agreed by the Debtors and the Successful Bidder(s), at any time before the closing of a Sale Transaction, modify the previously-stated Cure Costs associated with any Proposed Assumed Contract. The Assumption and Assignment Procedures further provide that any Counterparty whose previously-stated Cure Cost is modified will receive notice thereof and an opportunity to file a Supplemental Assumption and Assignment Objection. The assumption and assignment of the Contracts and Leases on the Proposed Assumed Contracts Schedule is not guaranteed and is subject to approval by the Court and the Debtors’ or Successful Bidder’s right to remove an Assumed Contract or Assumed Lease from the Proposed Assumed Contracts Schedule.

Obtaining Additional Information

Copies of the Bidding Procedures Motion and the Bidding Procedures Order, as well as all related exhibits (including the Bidding Procedures) and all other documents filed with the Court, are available free of charge on the Debtors’ case information website, located at https://dm.epiq11.com/SouthernFoods or can be requested by e-mail at DeanInfo@epiqglobal.com.

Filing Assumption and Assignment Objections

Pursuant to the Assumption and Assignment Procedures, objections to the proposed assumption and assignment of an Assumed Contract or Assumed Lease (an “Assumption and Assignment Objection”) with respect to the Debtors’ proposed Cure Costs, if any, or the ability of the Successful Bidder(s) to provide adequate assurance of future performance must (a) be in writing, (b) comply with the Bankruptcy Code, Bankruptcy Rules, and Local Rules, (c) state, with specificity, the legal and factual bases thereof, including, if applicable, the Cure Cost that the Counterparty believes is required to cure defaults under the relevant Assumed Contract or Assumed Lease, and (d) by no later than April 1, 2020 at 12:00 p.m. (prevailing Central Time) (the “Assumption and Assignment Objection Deadline”), (i) be filed with the Court and (ii) be served on (A) counsel to the Debtors, (1) Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: Brian M. Resnick, Steven Z. Szanzer, and Nate Sokol, and (2) Norton Rose Fulbright US LLP, 1301 McKinney Street, Suite 5100, Houston, Texas 77010, Attn: William Greendyke, Jason L. Boland, Robert B. Bruner, and Julie Harrison, (B) (1) counsel to the DIP Agent and the Prepetition Agent, White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, Attn: Scott Greissman, Philip Abelson, and Elizabeth Feld and (2) Gray Reed, 1300 Post Oak Blvd, Suite 2000, Houston, TX 77056, Attn: Jason S. Brookner, (C) counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, NY 10036, Attn: Philip Dublin and Meredith Lahaie, and (D) the U.S. Trustee (collectively, the “Objection Notice Parties”).

2

Objections to a Sale Order or a Sale Transaction (collectively, the “Sale Objections”) must (a) be in writing, (b) state, with specificity, the legal and factual bases thereof, (c) comply with the Bankruptcy Code, Bankruptcy Rules and Local Rules, and (d) April 1, 2020 at 12:00 p.m. (prevailing Central Time) by (the “Sale Objection Deadline”) be (i) filed with the Court and (ii) served on the Objection Notice Parties.

A hearing to consider the proposed Sale Transaction will be held before the Court on April 3, 2020 at 9:00 a.m. (prevailing Central Time) or such other date as determined by the Court at 515 Rusk St., Houston, Texas 77002.

CONSEQUENCES OF FAILING TO TIMELY ASSERT AN OBJECTION

Any Counterparty to a contract or lease who fails to timely make an objection to the potential assumption and assignment of such contract or lease on or before the Assumption and Assignment Objection Deadline in accordance with the Assumption and Assignment Procedures, the Bidding Procedures Order, and this Notice (or in the case of a Supplemental Assumption and Assignment Objection, by 14 days from the date of service of such Supplemental Assumption and Assignment Notice) shall be deemed to have consented to the assumption and assignment of such contract or lease, including the Cure Costs (if any) set forth in the Potential Assumption and Assignment Notice or Supplemental Assumption and Assignment Notice, and shall be forever barred from asserting any objection or claims against the Debtors, the Successful Bidder(s), or the property of any such parties, relating to the assumption and assignment of such contract or lease, including asserting additional Cure Costs with respect to such contract or lease. Notwithstanding anything to the contrary in such contract or lease, or any other document, the Cure Costs set forth in the Potential Assumption and Assignment Notice or Supplemental Assumption and Assignment Notice shall be controlling and will be the only amount necessary to cure outstanding defaults under the applicable Assumed Contract or Assumed Lease under section 365(b) of the Bankruptcy Code as of the date of the Bidding Procedures Order, whether known or unknown, whether due or to become due, whether accrued, absolute, contingent, or otherwise.

[Remainder of This Page Intentionally Left Blank]

3

Dated:	[·], 2020 Houston, Texas

Respectfully submitted,

NORTON ROSE FULBRIGHT US LLP

/s/ Draft

William R. Greendyke (SBT 08390450)

Jason L. Boland (SBT 24040542)

Robert B. Bruner (SBT 24062637)

Julie Goodrich Harrison (SBT 24092434)

1301 McKinney Street, Suite 5100

Houston, Texas 77010-3095

Tel.: (713) 651-5151

Fax: (713) 651-5246

william.greendyke@nortonrosefulbright.com

jason.boland@nortonrosefulbright.com

bob.bruner@nortonrosefulbright.com

julie.harrison@nortonrosefulbright.com

-and-

DAVIS POLK & WARDWELL LLP

Brian M. Resnick (admitted pro hac vice)

Elliot Moskowitz (admitted pro hac vice)

Steven Szanzer (admitted pro hac vice)

Nate Sokol (admitted pro hac vice)

450 Lexington Avenue

New York, New York 10017

Tel.: (212) 450-4000

Fax: (212) 701-5800
brian.resnick@davispolk.com
elliot.moskowitz@davispolk.com

steven.szanzer@davispolk.com

nathaniel.sokol@davispolk.com

Counsel to the Debtors and Debtors in Possession

1